YieldMax TSLA Option Income Strategy ETF

SCHEDULE OF INVESTMENTS at January 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 92.0%
United States Treasury Inflation Indexed Notes - 92.0%
0.750%, 12/31/2023		$188,000	$181,281
0.750%, 11/15/2024		195,000	183,064
			364,345
Total United States Treasury Obligations
(Cost $364,042)			364,345

	Contracts (1)	Notional Amount
Options Purchased - 21.9%
Call Options - 10.7% (3)
Tesla, Inc.
Expiration: 03/17/2023, Strike Price: $175	27	$467,694	42,219
Put Options - 11.2%
Tesla, Inc.
Expiration: 03/17/2023, Strike Price: $175	27	467,694	44,308
Total Options Purchased
(Cost $91,125)			86,527

		Shares
Short-Term Investments- 6.3%
Money Market Funds - 6.3%
First American Government Obligations Fund, Class X, 4.140% (2)		24,851	24,851
Total Short-Term Investments
(Cost $24,851)			24,851

Total Investments in Securities - 120.2%
(Cost $480,018)			475,723
Liabilities in Excess of Other Assets - (20.2)%			(79,920)
Total Net Assets - 100.0%			$395,803

Percentages are stated as a percent of net assets.

(1)	100 shares per contract
(2)	The rate shown is the annualized seven-day effective yield as of January 31, 2023.
(3)	FLexible EXchange® Options

YieldMax TSLA Option Income Strategy ETF

SCHEDULE OF OPTIONS WRITTEN at January 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 1.2%
Call Options - 1.2%
TESLA, Inc.
Expiration: 03/17/2023, Strike Price: $210	27	$467,694	$5,819
Total Options Written
(Premiums Received $5,512)			$5,819

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.

Summary of Fair Value Exposure at January 31, 2023 (Unaudited)

The YieldMax TSLA Option Income Strategy ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of January 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$364,345	$–	$364,345
Options Purchased	86,527	–	–	86,527
Short-Term Investments	24,851	–	–	24,851
Total Investments in Securities	$111,378	$364,345	$–	$475,723

Options Written	Level 1	Level 2	Level 3	Total
Call Options	$5,819	$–	$–	$5,819
Total Options Written	$5,819	$–	$–	$5,819